August 7, 2013

Deborah O’Neal-Johnson, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price International Funds, Inc. (“Registrant”)
 consisting of the following series:
  T. Rowe Price Global Industrials Fund
 File Nos.: 002-65539/811-2958

Dear Ms. O’Neal-Johnson:

Pursuant to Section 6 of the Securities Act of 1933, Section 8 of the Investment Company Act of 1940, as amended, and Rule 485(a) under the 1933 Act, we are hereby filing Post-Effective Amendment No. 132 (the “Amendment”) to the Registration Statement on Form N-1A. The Amendment reflects the addition of a new series called the T. Rowe Price Global Industrials Fund.

Section 3 of the prospectus is substantially similar to the prospectus of an existing T. Rowe Price mutual fund called the T. Rowe Price Global Technology Fund, Inc. (333-40086/811-09995). Sections 2 and 4 of the prospectus are common to the prospectuses for all T. Rowe Price retail mutual funds.

We have not yet obtained a NASDAQ ticker symbol, however, once it is received, it will be added to the front cover of the prospectus.

The Statement of Additional Information (the “SAI”) is the same one used for all T. Rowe Price mutual funds (other than the Variable Insurance Product funds). Certain changes have been made in the text of the SAI to reflect the addition of the new fund.

The filing is scheduled to go effective on October 21, 2013.

If you have any questions about this filing, please give me a call at 410-345-6646 or, in my absence, Darrell Braman at 410-345-2013.

Sincerely,

/s/Brian R. Poole
Brian R. Poole, Esquire